UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2016

MOBETIZE CORP.

(Exact name of registrant as specified in its charter)

Nevada

333-181747

99-0373704

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

8105 Birch Bay Square Street, Suite 205 Blaine, Washington 98230

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (778) 588-5563

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY

ARRANGEMENTS OF CERTAIN OFFICERS.

_____________________________________________________________________________________

(b) Effective December 17, 2016, the board of directors of Mobetize Corp. (“Company”) accepted the resignation of Elena Karamushko as the Company’s Chief Financial Officer, and Principal Accounting

Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobetize Corp.

Date

By: /s/ Ajay Hans

January 5, 2017

Name: Ajay Hans

Title: Chief Executive Officer

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